UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08765
______________________________________________

Managed High Yield Plus Fund Inc.
______________________________________________________________________________
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas
New York, New York 10019-6028
______________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
1285 Avenue of the Americas
New York, NY 10019-6028
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-713 3000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2009

Item 1. Reports to Stockholders.

Managed High Yield Plus Fund Inc.
Semiannual Report
November 30, 2009

Managed High Yield Plus Fund Inc.

January 15, 2010

Dear shareholder,
This report provides an overview of the performance of Managed High Yield Plus Fund Inc. (the “Fund”) for the six months ended November 30, 2009.

Performance
Over the six-month period, the Fund returned 27.52% on a net asset value basis, and 32.17% on a market price basis. Over the same period, the median returns for the Fund’s peer group, the “Lipper High Current Yield Funds (Leveraged)” category, returned 27.64% and 27.70% on a net asset value and market price basis, respectively. The Fund’s benchmark, the Merrill Lynch US High Yield Cash Pay Constrained Index (the “Index”), returned 21.14% during that time.

The Fund traded at a discount to its net asset value (“NAV”) per share during the reporting period.(1) This occurred while conditions in the high yield market continued to improve during the period, providing some hope that investors will become more attracted to this asset class in 2010.

The Fund, like the other funds in its peer group, employed leverage during the period, while the Index did not. Leverage magnifies returns on both the upside and on the downside, and creates a wider range of returns within the Fund’s peer group. The use of leverage enhanced the Fund’s performance during the reporting period as the high yield market generated strong returns.
Managed High Yield Plus Fund Inc.
Investment goals:
Primarily, high income; secondarily, capital appreciation

Portfolio Manager:
Shu-Yang Tan, CFA UBS Global Asset Management (Americas) Inc.

Commencement:
June 26, 1998

Dividend payments:
Monthly

(1)	A fund trades at a premium when the market price at which its shares trade is more than its NAV per share. Alternatively, a fund trades at a discount when the market price at which its shares trade is less than its NAV per share. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

Managed High Yield Plus Fund Inc.

For more performance information, please refer to “Performance at a glance” on page 6.

An interview with Portfolio Manager Shu-Yang Tan
Q.	How would you describe the economic environment during the reporting period?
A.	Entering the reporting period, economic growth in the US was weak, as most visibly evidenced by successive quarters in which gross domestic product (“GDP”) declined. However, by third quarter 2009, GDP had posted a 2.2% increase. The economy’s turnaround was attributed, in part, to the government’s $787 billion stimulus program, which included an $8,000 tax credit for first-time home buyers, as well as the “Cash for Clunkers” car rebate program.

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment?
A.	Throughout the reporting period, the Fed maintained its highly accommodative monetary policy, as it sought to further stabilize the financial markets and stimulate economic growth. For example, the Fed continued to directly purchase US Treasuries and agency mortgage-backed securities, in an attempt to keep interest rates low and to resuscitate the long-ailing housing market.

The Fed kept the fed funds rate within a range of 0.00% to 0.25%—a historic low. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) The Fed maintained this rate throughout the entire reporting period, indicating at its December 2009 meeting that it expects to continue to do so in anticipation of economic conditions that are “likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Q.	How did the high yield market perform during the reporting period?
A.	The high yield market generated very strong results during the reporting period, with the Index returning 21.14% over the six months ended November 30, 2009.

Whereas the high yield market was extremely weak in 2008 and in early 2009, it began to rally in March 2009, and ultimately posted positive results during the six months covered by this report. This dramatic turnaround was triggered by a number of factors, including better liquidity, the thawing of the once nearly frozen credit markets, signs that the government’s stimulus package was aiding the economy,

Managed High Yield Plus Fund Inc.

improving corporate profits and expectations for moderating high yield defaults. Collectively, this improved investor sentiment for the asset class and led to strong demand for many high yield bonds. Within the high yield market, lower rated bonds generally outperformed their higher rated counterparts during the reporting period, as investor risk aversion abated.

Q.	How did you position the Fund’s portfolio during the reporting period, and how did this affect its performance?
A.	From a credit quality perspective, the Fund was more aggressively positioned than its benchmark. We believed this strategy was appropriate as we felt it would best position the Fund to seek and meet its primary goal of generating high income, with capital appreciation as a secondary goal. In particular, the Fund had an overweight exposure versus the Index to CCC-rated bonds (or the equivalent) and an underweight to BB-rated bonds. This positively contributed to results when CCC-rated bonds, as measured by the Merrill Lynch US High Yield Cash Pay CCC-Rated Constrained Index, returned 42.34% during the period. In contrast, as measured by the Merrill Lynch US High Yield Cash Pay BB-Rated Constrained Index, BB-rated bonds generated a much smaller gain of 16.23%. (Lower-rated bonds generally offer higher yields to compensate investors for the additional risk they entail.)

While the Fund’s overweight to CCC-rated securities was beneficial, having an underweight exposure to even more speculative securities (those rated below CCC–) detracted from results, as they generated even better returns during the period. We chose to avoid these securities, as we were not confident that the issuing companies—many of which could be described as being in distressed circumstances—would be able to meet their coupon payments, or even survive. Also, investments in such securities detract from the Fund’s ability to maintain required “asset coverage ratios” under its leverage facility, and further complicate portfolio management.

Other meaningful contributors to performance included our overweight positions in gaming and media. Within the gaming sector, we favored non-Las Vegas enterprises and, in the media sector, we emphasized broadcast, print and publishing companies. Both of these sectors generated poor results in 2008 and during the first quarter of 2009, as investors were concerned that a prolonged recession would lead to increased defaults in these areas. However, as the economy began to stabilize and investor risk aversion abated, our holdings rallied sharply and boosted the Fund’s performance versus the benchmark during the reporting period.

Managed High Yield Plus Fund Inc.

The Fund’s duration—which measures its sensitivity to changing interest rates—was lower than that of its benchmark during the reporting period. This helped to moderate the Fund’s level of risk somewhat, but it did not meaningfully impact its performance.

Q.	What is your outlook for the economy and the high yield market?
A.	We believe the economy will continue to recover, although it will likely expand at a more moderate pace than it did during other recent periods when the US emerged from a recession. Against this backdrop, we feel that inflation will continue to be fairly benign, and that short-term interest rates will remain relatively low for the time being.

Despite the strong rally in the high yield market, we feel that solid fundamentals and the positive conditions we are seeing in the marketplace right now (including the high level of refinancing activity) could lead to further spread tightening. (Spread is the difference between the yields of two bonds with differing credit ratings—in this case, US Treasuries and high yield bonds.) With the economy expanding, it is our belief that corporate profits could continue to rebound and that high yield defaults should moderate from their current levels. In our opinion, this, coupled with a further thawing of the credit markets and solid investor demand, should support the overall high yield market.

Managed High Yield Plus Fund Inc.

We thank you for your continued support, and welcome any comments or questions you may have. For additional information regarding your Fund, please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp
President
Managed High Yield Plus Fund Inc.
Head of the Americas
UBS Global Asset Management (Americas) Inc.

Shu-Yang Tan
Portfolio Manager
Managed High Yield Plus Fund Inc.
Executive Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended November 30, 2009. The views and opinions in the letter were current as of January 15, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Managed High Yield Plus Fund Inc.

Performance at a glance (unaudited)
Average annual total returns for periods ended 11/30/09

Net asset value returns	6 months	1 year	5 years	10 years

Managed High Yield Plus Fund Inc.	27.52%	51.02%	(6.33)%	(3.78)%

Lipper High Current Yield Funds
(Leveraged) median	27.64	62.37	3.31	3.76

Market price returns

Managed High Yield Plus Fund Inc.	32.17%	67.89%	(10.03)%	(3.64)%

Lipper High Current Yield Funds
(Leveraged) median	27.70	83.44	2.44	4.73

Index returns

Merrill Lynch US High Yield
Cash Pay Constrained Index(1)	21.14%	63.19%	5.93%	6.63%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(1)	The Merrill Lynch US High Yield Cash Pay Constrained Index is an index of publicly placed non-convertible, coupon-bearing non-investment grade US domestic debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. The index is not leveraged. Investors should note that indices do not reflect the deduction of fees and expenses.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

Managed High Yield Plus Fund Inc.

Portfolio statistics (unaudited)(1)

Characteristics	11/30/09		05/31/09		11/30/08

Net assets (mm)	$125.7		$103.9		$95.7

Weighted average
maturity	6.4	yrs	6.3	yrs	6.0	yrs

Leverage(2)	18.2%		21.2%		32.0%

Portfolio composition(3)	11/30/09		05/31/09		11/30/08

Corporate bonds	99.3%		98.5%		97.0%

Stocks and other
equity securities	0.5		0.6		0.3

Warrants	0.0	(4)	0.0	(4)	0.0	(4)

Cash equivalents	0.2		0.9		2.7

Total	100.0%		100.0%		100.0%

Credit quality(3)	11/30/09		05/31/09		11/30/08

BB & higher	23.4%		18.7%		12.5%

B	57.4		55.4		68.6

CCC & lower	18.2		21.6		15.6

Not rated	0.3		2.8		0.3

Equity/preferred	0.5		0.6		0.3

Cash equivalents	0.2		0.9		2.7

Total	100.0%		100.0%		100.0%

(1)	The Fund’s portfolio is actively managed and its composition will vary over time.

(2)	As a percentage of adjusted net assets. Adjusted net assets equals total assets minus total liabilities, excluding liabilities for borrowed money.

(3)	Weightings represent percentages of total investments as of the dates indicated. Credit quality ratings shown are designated by Standard & Poor’s Ratings Group, an independent ratings agency.

(4)	Weighting represents less than 0.05% of total investments as of the date indicated.

Managed High Yield Plus Fund Inc.

Portfolio statistics (unaudited)(1) (concluded)

Top five bond
holdings(2)	11/30/09		05/31/09		11/30/08

Coleman		Cellu Tissue		Xerox Capital
Cable, Inc.	3.2%	Holdings, Inc.	3.9%	Trust I	3.3%

Jacobs		Coleman		Sheridan
Entertainment, Inc.	2.6	Cable, Inc.	2.9	Acquisition Corp.	3.2

Exopack		Sungard Data		Cellu Tissue
Holding Corp.	2.4	Systems, Inc.	2.8	Holdings, Inc.	3.0

Frontier		Jacobs		Harland Clarke
Communications	2.3	Entertainment, Inc.	2.8	Holdings	2.5

Cellu Tissue		Sheridan		CPG International,
Holdings, Inc.	2.2	Acquisition Corp.	2.8	Inc.	2.5

Total	12.7%		15.2%		14.5%

Top five sectors(2)	11/30/09(3)		05/31/09		11/30/08

Gaming	12.0%	Gaming	12.9%	Gaming	15.3%

		Paper/forest		Paper/forest
Support-services	6.7	products	10.4	products	9.8

Electric-generation	5.5	Building materials	8.1	Building materials	8.3

				Business services/
Telecom-wireless	4.6	Media-non cable	6.5	office equipment	5.9

Health services	4.4	Health care	5.0	Media-publishing	4.6

Total	33.2%		42.9%		43.9%

(1)	The Fund’s portfolio is actively managed and its composition will vary over time.

(2)	Weightings represent percentages of total investments as of the dates indicated. Credit quality ratings shown are designated by Standard & Poor’s Ratings Group, an independent ratings agency.

(3)	Effective November 30, 2009, the Fund’s industry categorizations for portfolio holdings have been changed. The Fund’s advisor views the changes as relatively minor; however prior portfolio statistics information may not be as comparable to current or future portfolio statistics as might have otherwise been the case.

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2009 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—115.28%

Aerospace/defense—1.34%
Global Aviation Holdings Ltd.
14.000%, due 08/15/13(1),(2)	$1,250,000	$1,237,500

Spirit Aerosystems, Inc.
7.500%, due 10/01/17(1),(2)	200,000	196,000

Triumph Group, Inc.
8.000%, due 11/15/17(1),(2)	250,000	250,000

		1,683,500

Agriculture—2.41%
Southern States Cooperative, Inc.
10.500%, due 11/01/11(1),(2)	3,000,000	3,022,500

Airlines—0.37%
Delta Air Lines, Inc.
12.250%, due 03/15/15(1),(2)	500,000	462,500

Apparel/textiles—0.42%
Levi Strauss & Co.
9.750%, due 01/15/15(2)	500,000	523,750

Auto loans—1.44%
Ford Motor Credit Co. LLC
8.700%, due 10/01/14(2)	500,000	513,698

9.875%, due 08/10/11(2)	1,250,000	1,297,256

		1,810,954

Auto parts & equipment—0.85%
Stanadyne Corp.
10.000%, due 08/15/14(2)	1,000,000	880,000

Tenneco, Inc., Series B
10.250%, due 07/15/13(2)	188,000	193,170

		1,073,170

Automotive—1.48%
Goodyear Tire & Rubber
9.000%, due 07/01/15(2)	1,300,000	1,329,250

10.500%, due 05/15/16(2)	285,000	306,375

Navistar International Corp.
8.250%, due 11/01/21(2)	225,000	221,063

		1,856,688

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2009 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(continued)

Banking—4.26%
BankAmerica Capital II
8.000%, due 12/15/26(2)	$280,000	$260,400

Citigroup Capital XXI
8.300%, due 12/21/57(2),(3)	300,000	267,000

GMAC LLC
6.750%, due 12/01/14(1),(2)	450,000	402,750

7.250%, due 03/02/11(2)	1,500,000	1,464,612

8.000%, due 11/01/31(1),(2)	2,400,000	2,058,000

Lloyds Banking Group PLC
6.267%, due 11/14/16(1),(2),(4),(5)	500,000	270,000

NB Capital Trust II
7.830%, due 12/15/26(2)	300,000	276,450

Royal Bank of Scotland Group PLC
7.640%, due 09/29/17(2),(4),(5)	750,000	350,625

		5,349,837

Building materials—4.42%
CPG International, Inc.
10.500%, due 07/01/13(2)	2,000,000	1,815,000

Hanson Australia Funding
5.250%, due 03/15/13(2)	325,000	312,000

Headwaters, Inc.
11.375%, due 11/01/14(1),(2)	175,000	178,937

Interface, Inc., Series B
11.375%, due 11/01/13(2)	1,500,000	1,640,625

Ply Gem Industries
11.750%, due 06/15/13(2)	1,300,000	1,241,500

US Concrete, Inc.
8.375%, due 04/01/14(2)	648,000	369,360

		5,557,422

Consumer/commercial/lease financing—1.03%
American General Finance Corp. MTN
4.000%, due 03/15/11(2)	750,000	675,778

5.850%, due 06/01/13(2)	200,000	157,513

6.900%, due 12/15/17(2)	665,000	466,795

		1,300,086

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2009 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(continued)

Consumer products—0.52%
ACCO Brands Corp.
10.625%, due 03/15/15(1),(2)	$100,000	$107,875

Sealy Mattress Co.
10.875%, due 04/15/16(1),(2)	500,000	550,000

		657,875

Diversified capital goods—4.59%
Belden, Inc.
9.250%, due 06/15/19(1),(2)	1,000,000	1,065,000

Coleman Cable, Inc.
9.875%, due 10/01/12(2)	4,725,000	4,707,281

		5,772,281

Electric-generation—6.41%
Dynegy Holdings, Inc.
7.625%, due 10/15/26(2)	750,000	487,500

7.750%, due 06/01/19(2)	700,000	572,250

Edison Mission Energy
7.000%, due 05/15/17(2)	500,000	365,000

7.625%, due 05/15/27(2)	1,500,000	990,000

Mirant Americas Generation LLC
9.125%, due 05/01/31(2)	3,600,000	3,060,000

NRG Energy, Inc.
8.500%, due 06/15/19(2)	2,000,000	2,020,000

Texas Competitive Electric Holdings Co. LLC, Series A
10.250%, due 11/01/15(2)	800,000	568,000

		8,062,750

Electric-integrated—2.11%
Energy Future Holdings Corp.
10.875%, due 11/01/17(2)	375,000	263,438

North American Energy
10.875%, due 06/01/16(1),(2)	325,000	338,812

Orion Power Holdings, Inc.
12.000%, due 05/01/10(2)	2,000,000	2,055,000

		2,657,250

Electronics—1.94%
Freescale Semiconductor
10.125%, due 12/15/16(2)	700,000	491,750

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2009 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(continued)

Electronics—(concluded)
Sanmina-SCI Corp.
8.125%, due 03/01/16(2)	$2,000,000	$1,945,000

		2,436,750

Energy-exploration & production—2.45%
Chesapeake Energy Corp.
9.500%, due 02/15/15(2)	1,350,000	1,414,125

Comstock Resources, Inc.
8.375%, due 10/15/17(2)	170,000	170,425

Encore Acquisition Co.
9.500%, due 05/01/16(2)	500,000	527,500

PetroHawk Energy Corp.
7.875%, due 06/01/15(2)	230,000	229,425

10.500%, due 08/01/14(2)	450,000	487,125

Swift Energy Co.
8.875%, due 01/15/20	250,000	248,750

		3,077,350

Food & drug retailers—1.25%
Great Atlantic & Pacific Tea Co., Inc.
11.375%, due 08/01/15(1),(2)	655,000	681,200

Rite Aid Corp.
9.500%, due 06/15/17(2)	515,000	423,588

10.375%, due 07/15/16(2)	450,000	460,125

		1,564,913

Food-wholesale—0.87%
Land O’Lakes Capital Trust I
7.450%, due 03/15/28(1),(2)	300,000	264,750

Smithfield Foods, Inc.
10.000%, due 07/15/14(1),(2)	250,000	261,875

Tyson Foods, Inc.
10.500%, due 03/01/14(2)	500,000	565,000

		1,091,625

Forestry/paper—3.49%
Boise Cascade LLC
7.125%, due 10/15/14(2)	385,000	333,025

Boise Paper Holdings LLC
9.000%, due 11/01/17(1),(2)	95,000	96,900

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2009 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(continued)

Forestry/paper—(concluded)
Cellu Tissue Holdings, Inc.
11.500%, due 06/01/14(2)	$3,000,000	$3,277,500

Domtar Corp.
7.875%, due 10/15/11(2)	49,000	50,960

Verso Paper Holdings LLC
9.125%, due 08/01/14(2)	685,000	630,200

		4,388,585

Gaming—13.92%
Circus & Eldorado Joint Venture
10.125%, due 03/01/12(2)	700,000	630,000

FireKeepers Development Authority
13.875%, due 05/01/15(1),(2)	1,975,000	2,212,000

Harrah’s Operating Co., Inc.
10.750%, due 02/01/16(2)	2,000,000	1,540,000

Harrah’s Operating Escrow
11.250%, due 06/01/17(1),(2)	1,000,000	1,020,000

Jacobs Entertainment, Inc.
9.750%, due 06/15/14(2)	4,250,000	3,867,500

Little Traverse Bay Bands of Odawa Indians
10.250%, due 02/15/14(1),(6)*	3,000,000	750,000

MGM Mirage, Inc.
11.125%, due 11/15/17(1),(2)	500,000	547,500

13.000%, due 11/15/13(2)	1,075,000	1,218,781

Peninsula Gaming LLC
8.375%, due 08/15/15(1),(2)	125,000	123,125

10.750%, due 08/15/17(1),(2)	125,000	124,375

Pokagon Gaming Authority
10.375%, due 06/15/14(1),(2)	2,983,000	3,109,778

River Rock Entertainment Authority
9.750%, due 11/01/11(2)	1,030,000	947,600

Scientific Games International
9.250%, due 06/15/19(1),(2)	500,000	519,375

Shingle Springs Tribal Gaming Authority
9.375%, due 06/15/15(1),(2)	505,000	366,125

Yonkers Racing Corp.
11.375%, due 07/15/16(1),(2)	500,000	520,000

		17,496,159

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2009 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(continued)

Gas distribution—1.64%
Atlas Pipeline Partner/Finance
8.125%, due 12/15/15(2)	$1,000,000	$820,000

Ferrellgas L.P./Finance
6.750%, due 05/01/14(2)	1,000,000	960,000

Inergy LP/Inergy Finance
8.750%, due 03/01/15(2)	275,000	280,500

		2,060,500

Health services—5.07%
Apria Healthcare Group I
11.250%, due 11/01/14(1),(2)	1,000,000	1,095,000

Community Health Systems
8.875%, due 07/15/15(2)	1,575,000	1,606,500

HCA, Inc.
7.875%, due 02/15/20(1),(2)	300,000	307,500

9.125%, due 11/15/14(2)	1,805,000	1,886,225

Prospect Medical Holdings, Inc.
12.750%, due 07/15/14(1)	500,000	520,000

US Oncology, Inc.
9.125%, due 08/15/17(1)	500,000	521,250

Vanguard Health Holding II
9.000%, due 10/01/14(2)	425,000	437,750

		6,374,225

Hotels—0.20%
Host Hotels & Resorts LP
9.000%, due 05/15/17(1),(2)	235,000	247,338

Industrial-other—1.31%
Harland Clarke Holdings
9.500%, due 05/15/15(2)	1,750,000	1,642,813

Leisure—1.50%
Royal Caribbean Cruises Ltd.
6.875%, due 12/01/13(2)	1,000,000	940,000

7.000%, due 06/15/13(2)	1,000,000	950,000

		1,890,000

Machinery—0.21%
CPM Holdings, Inc.
10.625%, due 09/01/14(1),(2)	250,000	261,250

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2009 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(continued)

Media-broadcast—2.92%
LIN Television Corp.
6.500%, due 05/15/13(2)	$1,545,000	$1,444,575

Series B, 6.500%, due 05/15/13(2)	1,000,000	920,000

Sinclair Television Group
8.000%, due 03/15/12(2)	1,250,000	1,201,563

9.250%, due 11/01/17(1),(2)	100,000	101,375

		3,667,513

Media-cable—0.17%
Virgin Media Finance PLC
9.500%, due 08/15/16(2)	200,000	210,000

Media-non cable—0.18%
Salem Communications Corp.
9.625%, due 12/15/16(1)	225,000	229,500

Media-services—1.63%
Affinion Group, Inc.
10.125%, due 10/15/13(2)	1,000,000	1,020,000

Baker & Taylor, Inc.
11.500%, due 07/01/13(1),(2)	500,000	255,000

Nielsen Finance LLC
11.625%, due 02/01/14(2)	125,000	134,375

WMG Acquisition Corp.
9.500%, due 06/15/16(1),(2)	600,000	645,000

		2,054,375

Metals/mining excluding steel—1.51%
Murray Energy Corp.
10.250%, due 10/15/15(1),(2)	225,000	220,500

Teck Resources Ltd.
10.250%, due 05/15/16(2)	1,020,000	1,152,600

10.750%, due 05/15/19(2)	450,000	525,375

		1,898,475

Multi-line insurance—1.62%
Genworth Financial, Inc.
6.150%, due 11/15/66(2),(3)	1,150,000	736,000

Glen Meadow Pass Through Trust
6.505%, due 02/12/67(1),(2),(3)	250,000	186,250

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2009 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(continued)

Multi-line insurance—(concluded)
Hartford Financial Services Group
8.125%, due 06/15/38(2),(3)	$500,000	$465,000

Lincoln National Corp.
7.000%, due 05/17/66(2),(3)	500,000	385,000

MetLife Capital Trust X
9.250%, due 04/08/38(1),(2),(3)	250,000	260,000

		2,032,250

Non-food & drug retailers—3.29%
Blockbuster, Inc.
11.750%, due 10/01/14(1)	500,000	467,500

Dollar General Corp.
10.625%, due 07/15/15(2)	425,000	463,250

Freedom Group, Inc.
10.250%, due 08/01/15(1),(2)	290,000	309,938

GameStop Corp.
8.000%, due 10/01/12(2)	300,000	308,625

Limited Brands, Inc.
7.600%, due 07/15/37(2)	450,000	389,250

Macy’s Retail Holdings, Inc.
7.450%, due 07/15/17(2)	350,000	347,812

QVC, Inc.
7.500%, due 10/01/19(1),(2)	345,000	345,000

Susser Holdings & Finance LLC
10.625%, due 12/15/13	500,000	520,625

Toys R Us Property Co. LLC
8.500%, due 12/01/17(1)	285,000	283,575

Yankee Acquisition Corp., Series B
8.500%, due 02/15/15(2)	400,000	390,000

9.750%, due 02/15/17(2)	330,000	315,150

		4,140,725

Oil field equipment & services—0.78%
Key Energy Services, Inc.
8.375%, due 12/01/14(2)	1,000,000	976,250

Oil refining & marketing—0.34%
Western Refining, Inc.
11.250%, due 06/15/17(1),(2)	500,000	430,000

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2009 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(continued)

Packaging—4.48%
Berry Plastics Escrow LLC
8.250%, due 11/15/15(1),(2)	$225,000	$221,062

8.875%, due 09/15/14(1),(2)	175,000	159,688

Exopack Holding Corp.
11.250%, due 02/01/14(2)	3,425,000	3,502,062

Graham Packaging Co. LP
9.875%, due 10/15/14(2)	950,000	964,250

Solo Cup Co.
10.500%, due 11/01/13(1),(2)	750,000	789,375

		5,636,437

Personal & casualty—0.40%
Liberty Mutual Group, Inc.
10.750%, due 06/15/58(1),(2),(3)	485,000	506,825

Pharmaceuticals—1.86%
Axcan Intermediate Holdings, Inc.
12.750%, due 03/01/16(2)	1,950,000	2,130,375

Elan Finance PLC/Elan Finance Corp.
8.750%, due 10/15/16(1),(2)	225,000	211,500

		2,341,875

Printing & publishing—3.03%
Cengage Learning Acquisitions, Inc.
10.500%, due 01/15/15(1),(2)	225,000	208,687

Hollinger, Inc.
12.875%, due 03/01/11(6),(7),(8),(9)*	975,000	0

Sheridan Acquisition Corp.
10.250%, due 08/15/11(2)	3,500,000	3,141,250

Vertis, Inc.
13.500%, due 04/01/14(7),(10)	2,376,378	463,394

		3,813,331

Real estate development & management—0.34%
Realogy Corp.
10.500%, due 04/15/14(2)	400,000	322,000

12.375%, due 04/15/15(2)	170,000	107,100

		429,100

Real estate investment trusts—0.22%
CB Richard Ellis Services, Inc.
11.625%, due 06/15/17(2)	250,000	276,250

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2009 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(continued)

Restaurants—1.52%
Landry’s Restaurants, Inc.
11.625%, due 12/01/15(1)	$400,000	$406,000

14.000%, due 08/15/11(2)	1,500,000	1,507,500

		1,913,500

Software/services—4.78%
First Data Corp.
9.875%, due 09/24/15(2)	1,975,000	1,742,750

Sungard Data Systems, Inc.
10.250%, due 08/15/15(2)	2,000,000	2,050,000

Terremark Worldwide, Inc.
12.000%, due 06/17/17(1),(2)	1,000,000	1,091,250

Unisys Corp.
12.750%, due 10/15/14(1),(2)	600,000	669,000

Xerox Capital Trust I
8.000%, due 02/01/27(2)	465,000	455,700

		6,008,700

Steel producers/products—1.62%
Ryerson, Inc.
12.000%, due 11/01/15(2)	2,000,000	2,035,000

Support-services—7.80%
Ahern Rentals, Inc.
9.250%, due 08/15/13(2)	235,000	129,250

Hertz Corp.
10.500%, due 01/01/16(2)	2,000,000	2,080,000

Iron Mountain, Inc.
8.375%, due 08/15/21(2)	525,000	536,812

Mobile Services/Storage Group
9.750%, due 08/01/14(2)	3,000,000	3,105,000

Reliance Intermediate Holdings LP
9.500%, due 12/15/19(1),(2)	700,000	731,500

Sunstate Equipment Co.
10.500%, due 04/01/13(1),(2)	3,500,000	2,716,875

West Corp.
11.000%, due 10/15/16(2)	500,000	503,750

		9,803,187

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2009 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(continued)

Technology—0.51%
Advanced Micro Devices, Inc.
8.125%, due 12/15/17(1)	$220,000	$207,625

Viasystems, Inc.
12.000%, due 01/15/15(1)	425,000	429,250

		636,875

Telecom-integrated/services—5.06%
Cincinnati Bell, Inc.
8.250%, due 10/15/17(2)	325,000	322,562

Frontier Communications
9.000%, due 08/15/31(2)	3,420,000	3,343,050

Global Crossing UK Finance PLC
10.750%, due 12/15/14(2)	500,000	496,875

Intelsat Jackson Holdings Ltd.
11.250%, due 06/15/16(2)	1,500,000	1,601,250

Qwest Communications International, Series B
7.500%, due 02/15/14(2)	600,000	594,000

		6,357,737

Telecom-wireless—5.38%
Clearwire Communications LLC/Finance
12.000%, due 12/01/15(1)	995,000	979,789

Cricket Communications, Inc.
10.000%, due 07/15/15(2)	1,265,000	1,227,050

Crown Castle International Corp.
7.125%, due 11/01/19(2)	340,000	335,750

MetroPCS Wireless, Inc.
9.250%, due 11/01/14(2)	50,000	50,125

Nextel Communications,
Series D, 7.375%, due 08/01/15(2)	1,750,000	1,618,750

Series E, 6.875%, due 10/31/13(2)	250,000	237,500

Sprint Capital Corp.
8.750%, due 03/15/32(2)	800,000	685,000

Wind Acquisition Finance SA
10.750%, due 12/01/15(1),(2)	1,000,000	1,070,000

11.750%, due 07/15/17(1),(2)	500,000	555,000

		6,758,964

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2009 (unaudited)

	Face
Security description	amount	Value

Corporate bonds—(concluded)

Transportation excluding air/rail—0.34%
Navios Maritime Holdings, Inc./Finance
8.875%, due 11/01/17(1),(2)	$415,000	$425,375

Total corporate bonds (cost—$145,591,203)		144,904,315

	Number of
	shares/units

Common stocks*—0.60%

Forestry/paper—0.57%
Ainsworth Lumber Co. Ltd.(2)	351,057	719,667

Investments & miscellaneous financial services—0.00%
NCI Holdings, Inc.(7),(9)	5,456	0

Media-cable—0.01%
Knology, Inc.(2)	693	6,833

XO Holdings, Inc.(2)	1,052	642

		7,475

Oil refining & marketing—0.00%
Orion Refining Corp.(7),(9)	1,253	0

Printing & publishing—0.00%
American Media, Inc.(7),(9)	43,038	0

Vertis Holdings, Inc.(7),(9)	109,870	0

		0

Restaurants—0.00%
American Restaurant Group, Inc.(7),(9)	129	0

Buffets Restaurants Holdings, Inc.(7),(9)	8,602	0

		0

Telecom-wireless—0.02%
American Tower Corp., Class A(2)	636	26,025

Total common stocks (cost—$10,963,569)		753,167

Other equity security*—0.00%

Media-cable—0.00%
Adelphia Contingent Value Vehicle (cost—$0)(7),(9),(11)	2,000,000	0

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2009 (unaudited)

	Number of
Security description	warrants	Value

Warrants*—0.00%

Media-cable—0.00%
XO Holdings, Inc.,
Series A, strike @ $6.25, expires 01/16/10(2)	2,105	$1

Series B, strike @ $7.50, expires 01/16/10(2)	1,578	8

Series C, strike @ $10.00, expires 01/16/10(2)	1,578	0

		9

Restaurants—0.00%
Buffets Restaurant Holdings, Inc., strike @ $22.71,
expires 04/28/14(7),(9)	3,800	0

Total warrants (cost—$0)		9

	Face
	amount

Time deposit—0.24%

State Street Bank & Trust Co., Cayman Islands
0.010%, due 12/01/09 (cost—$306,000)	$306,000	306,000

Total investments (cost—$156,860,772)—116.12%		145,963,491

Liabilities in excess of other assets—(16.12)%		(20,260,233)

Net assets—100.00%		$125,703,258

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $156,860,772; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$11,941,724

Gross unrealized depreciation	(22,839,005)

Net unrealized depreciation	$(10,897,281)

*	Non-income producing security.
(1)	Security exempt from registration under Rule144A of the Securities Act of 1933. These securities, which represent 30.87% of net assets as of November 30, 2009, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2)	Entire or partial amount pledged as collateral for bank loan.
(3)	Floating rate security. The interest rate shown is the current rate as of November 30, 2009.

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2009 (unaudited)

(4)	Variable rate security. The interest rate shown is the current rate as of November 30, 2009, and resets periodically.
(5)	Perpetual bond security. The maturity date reflects next call date.
(6)	Bond interest in default.
(7)	Illiquid securities representing 0.37% of net assets as of November 30, 2009.
(8)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.00% of net assets as of November 30, 2009, is considered illiquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(9)	Security is being fair valued by a valuation committee under the direction of the board of directors.
(10)	Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.
(11)	Represents contingent value vehicle (“CVV”) obligations. The CVV obligations represent units in a trust that was formed pursuant to a Plan of Reorganization of Adelphia Communications Corporation to hold certain litigation claims against Adelphia’s third party lenders, accountants, and other parties.
GMAC	General Motors Acceptance Corporation
MTN	Medium Term Note

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in	Significant
	active markets	other
	for identical	observable	Unobservable
	investments	inputs	inputs
	(Level 1)	(Level 2)	(Level 3)(12)	Total

Corporate bonds	$—	$144,904,315	$0	$144,904,315

Common stocks	753,167	—	0	753,167

Other equity
security	—	—	0	0

Warrants	9	—	0	9

Time deposit	—	306,000	—	306,000

Total	$753,176	$145,210,315	$0	$145,963,491

(12)	Securities categorized as Level 3 have values of $0.

Managed High Yield Plus Fund Inc.

Portfolio of investments—November 30, 2009 (unaudited)

The following is a rollforward of the Fund’s investments that used unobservable inputs (Level 3) during the six months ended November 30, 2009:

			Other
	Corporate	Common	equity
	bonds	stocks	security	Warrants	Total

Beginning balance	$10,908	$0	$0	$0	$10,908

Net purchases/(sales)	150,263	—	—	—	150,263

Accrued discounts/(premiums)	(3,943)	—	—	—	(3,943)

Total realized gain/(loss)	—	—	—	(46,550)	(46,550)

Total unrealized
appreciation/(depreciation)	306,166	—	—	46,550	352,716

Net transfers in/(out)
of Level 3	(463,394)	—	—	—	(463,394)

Ending balance	$0	$0	$0	$0	$0

The change in unrealized appreciation/(depreciation) relating to Level 3 investments held at November 30, 2009 was $3,943.

Issuer breakdown by country or territory of origin

Percentage of total investments

United States	91.8%

Canada	2.1

United Kingdom	1.8

Liberia	1.3

Luxembourg	1.1

Bermuda	1.1

Marshall Islands	0.3

Australia	0.2

Cayman Islands	0.2

Ireland	0.1

Total	100.0%

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of assets and liabilities—November 30, 2009
(unaudited)

Assets:
Investments in securities, at value (cost—$156,860,772)	$145,963,491

Cash	397

Receivable for investments sold	4,241,657

Receivable for interest	4,078,654

Other assets	61,168

Total assets	154,345,367

Liabilities:
Payable for bank loan	28,000,000

Payable for investments purchased	443,948

Payable to investment manager and administrator	69,460

Payable for interest on bank loan	62,609

Accrued expenses and other liabilities	66,092

Total liabilities	28,642,109

Net assets:
Capital stock—$0.001 par value; 200,000,000 shares
authorized; 61,308,650 shares issued and outstanding	553,883,883

Accumulated undistributed net investment income	1,094,148

Accumulated net realized loss from investment activities	(418,377,492)

Net unrealized depreciation of investments	(10,897,281)

Net assets	$125,703,258

Net asset value per share	$2.05

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of operations

For the six
months ended
November 30, 2009
(unaudited)

Investment income:
Interest and other income	$8,951,348

Dividends	10,734

8,962,082

Expenses:
Interest expense, loan commitment and other loan fees	717,770

Investment management and administration fees	506,379

Professional fees	75,847

Reports and notices to shareholders	40,048

Stock exchange listing fees	31,934

Custody and accounting fees	20,432

Directors’ fees	12,042

Transfer agency fees	6,831

Insurance fees	1,430

Other expenses	8,518

1,421,231

Less: Fee waivers by investment manager and administrator	(74,617)

Net expenses	1,346,614

Net investment income	7,615,468

Net realized and unrealized gains (losses) from investment activities:
Net realized loss from investments	(10,295,070)

Net change in unrealized appreciation/depreciation of investments	31,081,879

Net realized and unrealized gain from investment activities	20,786,809

Net increase in net assets resulting from operations	$28,402,277

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of changes in net assets

	For the six months ended November 30, 2009 (unaudited)	For the year ended May 31, 2009

From operations:
Net investment income	$7,615,468	$19,142,487

Net realized losses from investments	(10,295,070)	(133,885,681)

Net change in unrealized appreciation/depreciation of investments	31,081,879	13,893,758

Net increase (decrease) in net assets resulting from operations	28,402,277	(100,849,436)

Dividends and distributions to shareholders from:
Net investment income	(6,621,329)	(21,282,636)

Capital stock transactions:
Proceeds from shares issued through dividends reinvested	—	156,755

Net increase (decrease) in net assets	21,780,948	(121,975,317)

Net assets:
Beginning of period	103,922,310	225,897,627

End of period	$125,703,258	$103,922,310

Accumulated undistributed net investment income	$1,094,148	$100,009

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of cash flows

For the six
months ended
November 30, 2009
(unaudited)

Cash flows provided from (used for) operating activities:
Interest and dividends received	$8,178,391

Operating expenses paid	(738,150)

Sale of short-term portfolio investments, net	858,000

Purchase of long-term portfolio investments	(50,341,639)

Sale of long-term portfolio investments	49,480,929

Net cash provided from operating activities	7,437,531

Cash flows used for financing activities:
Dividends paid to shareholders	(6,621,329)

Interest paid	(816,240)

Net cash used for financing activities	(7,437,569)

Net decrease in cash	(38)

Cash at beginning of period	435

Cash at end of period	$397

Reconciliation of net increase in net assets resulting from
operations to net cash provided from operating activities:
Net increase in net assets resulting from operations	$28,402,277

Accretion of bond discount, net	(688,321)

Interest expense, loan commitment and other loan fees	717,770

Decrease in investments, at cost	13,456,188

Decrease in unrealized depreciation of investments	(31,081,879)

Decrease in receivable for investments sold	259,389

Increase in receivable for interest	(95,370)

Increase in other assets	(22,277)

Decrease in payable for investments purchased	(3,423,217)

Decrease in payable to investment manager and administrator	(5,330)

Decrease in accrued expenses and other liabilities	(81,699)

Net cash provided from operating activities	$7,437,531

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	For the six
	months ended
	November 30, 2009
	(unaudited)

Net asset value, beginning of period	$1.70

Net investment income	0.12	(1)

Net realized and unrealized gains (losses) from investment activities	0.34

Net increase (decrease) from operations	0.46

Dividends from net investment income	(0.11)

Net asset value, end of period	$2.05

Market price, end of period	$1.89

Total net asset value return(2)	27.52%

Total market price return(3)	32.17%

Ratios/supplemental data:
Net assets, end of period (000’s)	$125,703

Expenses to average net assets, net of fee waivers by investment manager and administrator including interest expense	2.31	%(4)

Expenses to average net assets, before fee waivers by investment manager and administrator including interest expense	2.43	%(4)

Expenses to average net assets, net of fee waivers by investment manager and administrator excluding interest expense	1.08	%(4)

Net investment income to average net assets	13.04	%(4)

Portfolio turnover	34%

Asset coverage(5)	$5,489

(1)	Calculated using the average shares method.
(2)	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends at the net asset value on the payable dates. Total return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends or the sale of Fund shares. Total net asset value return for the period of less than one year has not been annualized.
(3)	Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends or the sale of Fund shares. Total market price return for the period of less than one year has not been annualized.
(4)	Annualized.
(5)	Per $1,000 of bank loans outstanding.

See accompanying notes to financial statements

For the years ended May 31,

2009	2008	2007	2006	2005

$3.69	$4.91	$4.82	$4.87	$5.02

0.31 (1)	0.48 (1)	0.53 (1)	0.57	0.61

(1.95)	(1.22)	0.06	(0.05)	(0.11)

(1.64)	(0.74)	0.59	0.52	0.50

(0.35)	(0.48)	(0.50)	(0.57)	(0.65)

$1.70	$3.69	$4.91	$4.82	$4.87

$1.52	$3.60	$5.14	$4.78	$5.10

(45.30)%	(15.41)%	12.93%	11.16%	9.86%

(49.17)%	(21.02)%	19.13%	5.26%	5.99%

$103,922	$225,898	$299,336	$291,175	$291,990

3.46%	3.79%	3.88%	3.41%	2.37%

3.46%	3.79%	3.88%	3.41%	2.37%

1.29%	1.25%	1.20%	1.24%	1.22%

14.24%	11.59%	10.88%	11.76%	11.89%

37%	29%	46%	40%	44%

$4,712	$3,177	$3,205	$3,069	$3,078

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

Organization and significant accounting policies
Managed High Yield Plus Fund Inc. (the “Fund”) was incorporated in Maryland on April 24, 1998, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end diversified management investment company. The Fund’s primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

In June 2009, the Financial Accounting Standards Board (“FASB”) established the FASB Accounting Standards CodificationTM (“Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with US generally accepted accounting principles (“GAAP”). The Codification supersedes existing and nongrandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective on July 1, 2009. The Codification did not have a material effect on the Fund’s financial statements.

The preparation of financial statements in accordance with GAAP requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use official market closing prices, last reported sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter (“OTC”) market and listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available on the valuation date prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the market close, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the investment manager and administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of the New York Stock Exchange (“NYSE”), which will not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of such securities occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian.

GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.
Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

In accordance with the requirements of GAAP, a fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

Restricted securities
The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Frequently, these securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Portfolio of investments.

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date (“ex-date”). Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region. In addition, the Fund’s use of leverage creates greater volatility in the Fund’s net asset value and market price of its shares.

Investment manager and administrator
The board has approved an investment management and administration contract (“Management Contract”) with UBS Global AM, under which UBS Global AM serves as investment manager and administrator of the Fund. In accordance with the Management Contract, the Fund pays UBS Global AM an investment management and administration fee, which is accrued weekly and paid monthly, at the annual rate of 0.70% of the Fund’s average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage. Effective August 1, 2009, UBS Global AM has voluntarily agreed to waive a portion of its management and administration fees through July 31, 2010 so that the Fund’s effective fee is 0.55% of the Fund’s average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage. At November 30, 2009, the Fund owed UBS Global AM $69,460 for investment management and administration fees, which is composed of $88,403 of investment management and administration fees less fees waived of $18,943. For the six months ended

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

November 30, 2009, UBS Global AM waived $74,617 of investment management and administration fees from the Fund.

Additional information regarding compensation to affiliate of a board member
Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, resulting in him being an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the six months ended November 30, 2009, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $2,188,617. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund’s investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Borrowings
For the period June 1, 2009 through October 15, 2009, the Fund had a committed credit facility (the “Facility”) with Citicorp North America, Inc. (the “Agent”). The Fund was able to borrow up to $80 million during the period June 1, 2009 through September 16, 2009 which was reduced to $60 million effective September 17, 2009. Under the Facility, the Fund borrowed at prevailing rates in effect at the time of borrowing plus facility and administrative fees. In addition, the Fund paid a liquidity fee on the entire amount of the Facility.

Effective October 16, 2009, the Fund has entered into a committed credit facility with State Street Bank and Trust Company (the “New Facility”) pursuant to which the Fund is able to borrow up to $60 million. Under the terms of the New Facility, the Fund borrows at prevailing rates in effect at the time of borrowing plus facility fees. The Fund may borrow up to 33 1/3% of its adjusted net assets up to the committed amount. (“Adjusted net assets” is calculated as total assets minus total liabilities, excluding liabilities for borrowed money.) In addition, the Fund pays a commitment fee on the entire amount of the Facility.

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

For the six months ended November 30, 2009, the Fund borrowed a daily average balance of $28,000,000 at a weighted average borrowing cost of approximately 5.043%.

Purchases and sales of securities
For the six months ended November 30, 2009, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $46,918,422 and $49,222,469, respectively.

Federal tax status
The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. If the Fund does not distribute substantially all of its net investment income, net realized capital gains and certain other amounts, if any, during the calendar year, the Fund may be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended May 31, 2009 was as follows:

Distributions paid from:	2009

Ordinary Income	$21,282,636

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be calculated after the Fund’s fiscal year ending May 31, 2010.

At May 31, 2009, the Fund had a net capital loss carryforward of $306,785,178. This loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire as follows:

2010	$71,854,329

2011	95,911,016

2012	27,212,620

2013	13,297,624

2014	30,452,277

2015	15,905,876

2016	8,278,105

2017	43,873,331

Total	$306,785,178

Managed High Yield Plus Fund Inc.

Notes to financial statements (unaudited)

To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. Also, in accordance with US Treasury regulations, the Fund has elected to defer $100,790,615 of net realized capital losses arising after October 31, 2008. Such losses are treated for tax purposes as arising on June 1, 2009.

As of and during the six months ended November 30, 2009, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the six months ended November 30, 2009, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended May 31, 2009, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Capital stock
There are 200,000,000 shares of $0.001 par value capital stock authorized and 61,308,650 shares outstanding at November 30, 2009. Transactions in shares of common stock were as follows:

	Shares	Amount

For the six months ended November 30,2009:
Shares issued through Dividend Reinvestment Plan	0	$0

For the year ended May 31,2009:
Shares issued through Dividend Reinvestment Plan	92,899	$156,755

Subsequent events
Management has evaluated the effect of subsequent events on the Fund’s financial statements through January 28, 2010, the date of issuance of the Fund’s financial statements. Management has determined that there are no material subsequent events that would require disclosure in or adjustment to the Fund’s financial statements through this date.

Managed High Yield Plus Fund Inc.

General information (unaudited)

The Fund
Managed High Yield Plus Fund Inc. (the “Fund”) is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation. The Fund’s NYSE trading symbol is “HYF”. Comparative net asset value and market price information about the Fund is available in various publications. The Fund’s investment manager and administrator is UBS Global Asset Management (Americas) Inc., an indirect wholly owned asset management subsidiary of UBS AG.

Shareholder meeting information
An annual meeting of shareholders of the Fund was held on September 17, 2009. At the meeting, Richard Q. Armstrong, Alan S. Bernikow, Richard R. Burt, Meyer Feldberg, Bernard H. Garil and Heather R. Higgins were elected to serve as board members until the next annual meeting of shareholders and until their successors are duly elected and qualified or until they retire, resign or are earlier removed. The shares were voted as indicated below:

		Shares
To vote for or withhold authority	Shares	withhold
in the election of:	voted for	authority

Richard Q. Armstrong	51,848,312.28	4,009,913.99

Alan S. Bernikow	51,856,782.02	4,001,444.24

Richard R. Burt	51,861,581.02	3,996,645.24

Meyer Feldberg	51,855,998.02	4,002,228.24

Bernard H. Garil	51,855,998.02	4,002,228.24

Heather R. Higgins	51,852,081.02	4,006,145.24

The Fund is not aware of any broker non-votes. (Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.)

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Managed High Yield Plus Fund Inc.

General information (unaudited)

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Dividend reinvestment plan
The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc., or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on that share certificate or in the transfer agent’s records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

The transfer agent will serve as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make any other distribution, the transfer agent, as agent for the participants, receives the cash payment. Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to in this section as “dividends”) payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The transfer agent will acquire shares for the participants’ accounts, depending upon the circumstances described below, either (i) through

Managed High Yield Plus Fund Inc.

General information (unaudited)

receipt of unissued but authorized shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market, on the NYSE or elsewhere (“open-market purchases”). If, on the dividend payment date, the net asset value per share is equal to or less than the market price per share, plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the transfer agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share (but in no event less than 95% of the then current market price per share) on the date the shares were issued. If, on the dividend payment date, the net asset value per share is greater than the market value per share, plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the transfer agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. The number of outstanding shares purchased with each distribution for a particular shareholder equals the result obtained by dividing the amount of the distribution payable to that shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market.

In the event of a market discount on the dividend payment date, the transfer agent will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis, but in no event more than 30 days after the dividend payment date (the “last purchase date”), to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of the dividend through the date before the next “ex-dividend” date, which typically will be approximately ten to fifteen business days. If, before the transfer agent has completed its open-market purchases, the market price of a share, plus estimated brokerage commissions, exceeds the net asset value per share, the average per share purchase price paid by the transfer agent may exceed the Fund’s net asset value per share, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that, if the transfer agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the transfer agent will cease making open-market purchases and

Managed High Yield Plus Fund Inc.

General information (unaudited)

will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the earlier of the last purchase date or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions. The transfer agent will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the transfer agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. There will be no charge to participants for reinvesting dividends. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of shares in connection with the reinvestment of dividends. The automatic reinvestment of dividends in shares does not relieve participants of any income tax that may be payable on such dividends.

Shareholders who participate in the Plan may receive benefits not available to shareholders who do not participate in the Plan. If the market price (plus commissions) of the shares is above their net asset value, participants in the Plan will receive shares at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash dividends they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive dividends in shares with a net asset value greater than the value of any cash dividends they would have received on their shares. However, there may be insufficient shares available in the market to distribute dividends in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Global Investment Servicing, P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331 1710.

Managed High Yield Plus Fund Inc.

Board approval of investment management and
administration agreement (unaudited)

Background—At a meeting of the board of Managed High Yield Plus Fund Inc. (the “Fund”) on July15-16, 2009, the members of the board, including the directors who are not “interested persons” of the Fund (“Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuance of the Investment Management and Administration Agreement of the Fund with UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them. The board received and considered a variety of information about UBS Global AM, as well as the advisory and administration arrangements for the Fund. The Independent Directors discussed the materials initially provided by management prior to the scheduled board meeting. The Independent Directors also met in executive session after management’s presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Directors were joined by their independent legal counsel. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory and administration agreements.

In its consideration of the approval of the Investment Management and Administration Agreement, the board considered the following factors:

Nature, extent and quality of the services under the investment management and administration agreement—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Fund by UBS Global AM under the Investment Management and Administration Agreement during the past year. The board also considered the nature, extent and quality of administrative and shareholder services performed by UBS Global AM and its affiliates for the Fund and the resources devoted to, and the record of compliance with, the Fund’s compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of the Fund’s affairs and UBS Global AM’s role in coordinating providers of other services to the Fund. The board’s evaluation of the services provided by UBS Global AM took into account the board’s knowledge and familiarity gained as board members of funds in the UBS New York fund complex,

Managed High Yield Plus Fund Inc.

Board approval of investment management and
administration agreement (unaudited)

including the scope and quality of UBS Global AM’s investment advisory and other capabilities and the quality of administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio manager primarily responsible for the day-to-day portfolio management of the Fund and recognized that many of these persons report to the board regularly and that at each regular meeting the board receives a detailed report on the Fund’s performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to management and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had approximately $142 billion in assets under management and was part of the UBS Global Asset Management Division, which had approximately $507 billion of assets under management worldwide as of March31, 2009. The board was also cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS AG, UBS Global AM and certain of their affiliates.

The board concluded that overall—and with the observation noted further below—it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Management and Administration Agreement, highlighting that the Fund’s performance would be scrutinized over the upcoming year for the reasons discussed further below.

Advisory fees and expense ratios —The board reviewed and considered the contractual management fee (“Contractual Management Fee”) payable by the Fund to UBS Global AM in light of the nature, extent and quality of the management and administrative services provided by UBS Global AM. The board also reviewed and considered any fee waiver and/or expense reimbursement arrangements currently in place and considered the actual fee rate (after taking any waivers and reimbursements into account) (“Actual Management Fee”). Additionally, the board received and considered

Managed High Yield Plus Fund Inc.

Board approval of investment management and
administration agreement (unaudited)

information comparing the Fund’s Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data (the “Expense Group”).

In connection with its consideration of the Fund’s advisory fees, the board also received information on UBS Global AM’s standard institutional account fees for accounts of a similar investment type to the Fund. The board noted that, in general, these fees were lower than the Contractual Management Fee and Actual Management Fee for the Fund, but also noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of funds versus such accounts and the differences in the levels of services required by funds and such accounts. The board also received information on fees charged to other funds managed by UBS Global AM.

The comparative Lipper information showed that the Fund’s Contractual Management Fee and total expenses were in the second quintile and its Actual Management Fee was in the third quintile (with the first quintile representing that fifth of the funds in the Expense Group with the lowest level of fees or expenses, as applicable, and the fifth quintile representing that fifth of the funds in the Expense Group with the highest level of fees or expenses, as applicable). Management proposed a voluntary management fee waiver pursuant to which UBS Global AM would waive 15 basis points (i.e., 0.15%) from August 1, 2009 through July 31, 2010,of its management fee, making the Fund’s effective actual annual management fee rate, after this waiver, 0.55% of the Fund’s average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage.

Taking all of the above into consideration, including the new voluntary fee waiver, the board determined that the management fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Investment Management and Administration Agreement.

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the “Performance Universe”) selected by Lipper over the one-, three-, five- and ten-year and since inception periods ended April 30, 2009 and (b) annualized performance information for each year ended April 30, since the inception

Managed High Yield Plus Fund Inc.

Board approval of investment management and
administration agreement (unaudited)

of the Fund. The board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Fund’s performance, including with respect to its benchmark index. The comparative Lipper information showed that the Fund’s performance was in the fifth quintile for all comparative periods (with the first quintile representing that fifth of the funds in the Performance Universe with the highest performance and the fifth quintile representing that fifth of the funds in the Performance Universe with the lowest performance). Management explained that the Fund’s underperformance over the past year was largely due to its exposure to lower quality securities, as well as aggressive use of leverage as compared to its Performance Universe. Management noted that although the high yield market’s, as well as the Fund’s, year-to-date as of May 2009 performance has been extremely good, relatively, this performance was not enough to overcome the Fund’s significant decline in the fourth quarter of 2008. Management also noted that as of October 2008, the Fund is being managed by a new portfolio manager, who after analyzing the Fund’s portfolio and current and forecasted market conditions, repositioned the Fund’s portfolio to a more defensive stance, focusing on larger, more liquid issuers with an emphasis on defensive industries and sectors. Based on its review and management’s explanation, the board concluded that the Fund’s investment performance was satisfactory, but would continue to scrutinize the Fund’s performance over the upcoming year.

Adviser profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Global AM’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether UBS Global AM has achieved economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Fund. The board considered whether economies of scale in the provision of services

Managed High Yield Plus Fund Inc.

Board approval of investment management and
administration agreement (unaudited)

to the Fund were being passed along to shareholders. The board also considered whether alternative fee structures (such as breakpoints) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

In conducting its review, the board noted that the Fund’s Contractual Management Fee did not contain any breakpoints. Further, the board noted that advisory agreements of closed-end funds frequently do not contain breakpoints. Management informed the board that the Fund, as a closed-end investment company, was not expected to materially increase in size; thus, UBS Global AM would not benefit from economies of scale.

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management, administrative and other services to the Fund and UBS Global AM’s ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Management and Administration Agreement to continue for another year. In making its decision, the board identified no single factor as being determinative in approving the Investment Management and Administration Agreement. The Independent Directors were advised by separate independent legal counsel throughout the entire process. The board discussed the proposed continuance of the Investment Management and Administration Agreement in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.

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Directors
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt

Principal Officers
Kai R. Sotorp	Shu-Yang Tan
President	Vice President

Mark F. Kemper	Matthew Iannucci
Vice President and Secretary	Vice President

Thomas Disbrow
Vice President and Treasurer

Investment Manager and Administrator
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

© 2010 UBS Global Asset Management (Americas) Inc. All rights reserved.

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed High Yield Plus Fund Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	February 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	February 8, 2010

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	February 8, 2010